Exhibit 10.2
                                                                    ------------


                              SEVENTH AMENDMENT TO
                        WINDSYSTEM MANAGEMENT AGREEMENT


         This Seventh Amendment to Windsystem Management Agreement (the "Amendment") is made and entered into as of August 11, 2006 by and between Enron Wind Systems, LLC ("EWS") and Zond-PanAero Windsystem Partners I, a California limited partnership (the "Partnership").

                                    RECITALS
                                    --------

         WHEREAS, EWS and the Partnership are parties to that certain Windsystem Management Agreement dated July 27, 1988 (as amended, the "Windsystem Management Agreement"), pursuant to which EWS performs certain management, administrative and other services for the Partnership in connection with that certain wind power project owned by the Partnership.

         WHEREAS, the term of the Windsystem Management Agreement expires on May 31, 2006 (the "Windsystem Management Termination Date") and the parties desire to extend the Windsystem Management Termination Date until September 30, 2006.

                                   AGREEMENT
                                   ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, EWS and the Partnership agree as follows:

          1.   Amendment to Windsystem Management Agreement. Section 3 of the
               --------------------------------------------
               Windsystem Management Agreement is hereby amended by deleting the date "May 31, 2006" that appears therein and replacing it in its entirety with the date "September 30, 2006".

          2.   Governing Law. The terms and provisions of this Amendment shall
               -------------
               be governed by and construed in accordance with the laws of the state of California.

          3.   Counterparts. This Amendment may be executed in counterparts,
               ------------
               each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

          4.   Effective Date. This Amendment shall be effective and the
               --------------
               Windsystem Management Agreement shall be amended pursuant to this Amendment as of May 30, 2006.

          IN WITNESS WHEREOF, each of the parties to this Amendment have executed this Amendment on date first set forth above.


EWS                                          Partnership
---                                          -----------

Enron Wind Systems, LLC,                     Zond-PanAero Windsystem Partners I,
a California limited liability company       a California Limited Partnership

By:    Enron Wind LLC,                       By:   Zond Windsystems Management
       its sole member                             LLC, its general partner

By:    Enron Renewable Energy Corp.,         By:  /s/ Jesse E. Neyman
       its sole member                          --------------------------------
                                             Name: Jesse E. Neyman
By:  /s/ Jesse E. Neyman                           ----------------
   ---------------------------------        Title: President and CEO
Name: Jesse E. Neyman                              -----------------
      ------------------
Title: President and CEO
       -----------------